UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 3, 2013

BE ACTIVE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-174435	68-0678429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Northern Blvd., Great Neck, NY		11021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-736-2310

(Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

On April 3, 2013, the Board of Directors (the “Board”) of Be Active Holdings, Inc. (the “Company”) approved the dismissal of Cornick Garber & Sandler LLP (“CGS”) as the Company’s independent registered public accounting firm.

During the period beginning January 23, 2013 (the date CGS was appointed as the Company’s public accounting firm) through April 3, 2013, (i) there were no disagreements between the Company and CGS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CGS, would have caused CGS to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements; and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On April 3, 2013, the Company provided CGS with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that CGS furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated April 8, 2013, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On April 3, 2013, the Company engaged Weinberg & Baer LLC (“W&B”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2012. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on April 3, 2013.

During the period beginning January 23, 2013 and ending April 3, 2013, the Company did not consult with W&B regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event identified in response to (a)(1)(v) of Item 304 of Regulation S-K. W&B has previously served as the Company’s independent registered public accounting firm and issued reports on the Company’s financial statements for the years ended December 31, 2011 and 2010. W&B’s audit report for the years ended December 31, 2011 and 2010 stated that several factors raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Item 9.01	Financial Statements and Exhibits

            (d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No .	Description

16.1	Letter re change in certifying accountant from Cornick Garber & Sandler LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 8, 2013

BE ACTIVE HOLDINGS, INC.

By:	/s/ Sam Pugliese
Name: Sam Pugliese
Title: President